Exhibit 99.1

                     Omega Reports Second Quarter Earnings

    STATE COLLEGE, Pa., July 21 /PRNewswire-FirstCall/ -- Despite strong results in mortgage loans and commercial lending, a continuing pressure on net interest margin resulted in Omega Financial Corporation (Nasdaq: OMEF) reporting 2003 year-to-date diluted earnings per share of $0.99, a 1% decline from the same period last year.

    (Logo:  http://www.newscom.com/cgi-bin/prnh/19990921/OMFCLOGO )

    David B. Lee, Omega's chairman and chief executive officer, said that the company's net income for the year to date was $8.454 million, compared to $8.708 million reported for 2002. Common share dividends declared rose by 3.6% to $0.58 per share from $0.56.

    The company's second quarter net income was $4.232 million, compared to $4.459 million for the same period in 2002, Lee said.

    "Even though we have recorded strong performances in both new and refinanced mortgages, along with commercial lending," he explained, "our net interest margin, similar to other banks, remains under constant pressure in this current rate environment. In addition, the general state of the regional economy, including some significant job losses, has put a drag on consumer lending demand."

    Lee noted that the company showed an increase in outstanding mortgage loans of $3.4 million since the end of last year after selling $10.1 million to the secondary market, as well as a growth of $15.6 million in commercial loan outstandings over the same period. Personal consumer loans, however, declined by $14.3 million.

    "As we have said before, a key element to enhance our core earning strategies is to develop new revenue streams," he commented. "Our Omega Investment Services Division, which initiated a major marketing campaign in the first quarter, continued its drive to establish market presence in the second quarter."

    The division offers annuities, mutual funds, stocks, bonds and brokerage services as well as life and long-term care insurance products.

    Omega Financial serves seven Central Pennsylvania counties through Omega Bank. Quarterly and annual reports, a corporate profile, stock quotes and other financial data can be accessed through the Omega web site at www.omegafinancial.com . Selected financial highlights follow.



                 OMEGA FINANCIAL CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED FINANCIAL HIGHLIGHTS
                                 (Unaudited)
                     (In thousands, except as indicated*)

                           For the Quarter                Year to Date
                       2003      2002  % Change      2003       2002  % Change
    Earnings:
      Net income      $4,232     $4,459  (5.1)%     $8,454     $8,708   (2.9)%

    Per share
     statistics: *
    Diluted earnings    $.49       $.51  (3.9)%       $.99      $1.00   (1.0)%
    Dividends declared
     - common            .29        .28   3.6          .58        .56    3.6
    Dividends declared
     - preferred         .45        .45    --          .90        .90     --
    Book value
     - common          19.95      19.13   4.3        19.95      19.13    4.3
    Market value
     - High            37.74      36.88   2.3        37.74      36.88    2.3
       Low             32.80      32.50   0.9        31.25      30.02    4.1

    Financial position
     at June 30:
    Assets        $1,170,727 $1,163,437   0.6%  $1,170,727 $1,163,437    0.6%
    Deposits         926,360    932,887  (0.7)     926,360    932,887   (0.7)
    Net loans        773,647    765,955   1.0      773,647    765,955    1.0
    Shareholders'
     equity          164,815    159,767   3.2      164,815    159,767    3.2


    Average Balances:
    Assets        $1,148,424 $1,159,314  (0.9)% $1,142,934 $1,154,038   (1.0)%
    Deposits         917,235    930,881  (1.5)     910,907    926,899   (1.7)
    Net loans        780,321    762,482   2.3      780,033    754,429    3.4
    Shareholders'
     equity          166,215    159,104   4.5      165,487    158,886    4.2

    Profitability
     ratios -
     annualized: *
    Return on
     average
     assets             1.47%      1.54% (4.5)%       1.48%      1.51%  (2.0)%
    Return on average
     equity            10.18      11.21  (9.2)       10.22      10.96   (6.8)
    Net interest
     margin -
     fully tax
     equivalent         4.35       4.55  (4.4)        4.39       4.52   (2.9)

    Shares
     outstanding
     at June 30: *
    Common         8,100,064  8,195,130  (1.2)%  8,100,064  8,195,130   (1.2)%
    Preferred        219,781     19,781    --      219,781    219,781     --


                 OMEGA FINANCIAL CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF INCOME
                      (In thousands, except share data)
                                  Unaudited

                              Three Months Ended        Six Months Ended
                                   June 30,                 June 30,
                              2003          2002        2003         2002

    Interest Income:
    Interest and fees
     on loans              $12,200       $13,294      $24,522       $26,649
    Interest and dividends
     on investment
     securities              2,132         3,050        4,456         6,152
    Other interest income      125            80          222           250
    TOTAL INTEREST INCOME   14,457        16,424       29,200        33,051
    Interest Expense:
    Interest on deposits     3,235         4,641        6,639         9,740
    Interest on short-term
     borrowings                 74           199          197           390
    Interest on long-term
     debt and other interest
     bearing liabilities       279           200          495           405
    TOTAL INTEREST EXPENSE   3,588         5,040        7,331        10,535
    NET INTEREST INCOME     10,869        11,384       21,869        22,516
    Provision for loan losses  150           250          250           480
    INCOME FROM CREDIT
     ACTIVITIES             10,719        11,134       21,619        22,036
    Other Income:
    Service fees on deposit
     accounts                1,462         1,171        2,866         2,152
    Service fees on loans      379           224          781           496
    Earnings on bank-owned
     life insurance            387           384          773           773
    Trust fees                 912           877        1,804         1,928
    Brokerage fees             173                        283
    Gain on sale of loans
     and other assets          275            (1)         279            63
    Net gains on investment
     securities                699            58          730           150
    Other                      698           815        1,365         1,581
    TOTAL OTHER INCOME       4,985         3,528        8,881         7,143
    Other Expense:
    Salaries and employee
     benefits                5,089         4,869       10,028         9,753
    Net occupancy expense      556           566        1,186         1,126
    Equipment expense          681           648        1,396         1,218
    Data processing service    421           419          840           826
    Other                    3,285         2,486        5,958         5,009
    TOTAL OTHER EXPENSE     10,032         8,988       19,408        17,932
    Income before taxes      5,672         5,674       11,092        11,247
    Income tax expense       1,440         1,215        2,638         2,539
    NET INCOME              $4,232        $4,459       $8,454        $8,708

    Net income per
     common share:
     Basic                    $.51          $.53        $1.02         $1.03
     Diluted                  $.49          $.51        $0.99         $1.00
    Weighted average shares
     and equivalents:
     Basic               8,103,453     8,226,527    8,102,215     8,230,127
     Diluted             8,541,569     8,867,300    8,531,939     8,676,669
    Dividends declared
     per share:
     Common                   $.29          $.28         $.58          $.56
     Preferred                $.45          $.45         $.90          $.90


                 OMEGA FINANCIAL CORPORATION AND SUBSIDIARIES
                         CONSOLIDATED BALANCE SHEETS
                                (In thousands)
                                  Unaudited

                                                     June 30,    December 31,
    Assets                                             2003           2002
    Cash and due from banks                          $40,779        $36,049

    Interest bearing deposits with other
     financial institutions                           19,919          8,757
    Federal funds sold                                13,550         33,900

    Investment securities available for sale         266,834        251,508

    Total loans                                      784,631        779,830
     Less: Unearned discount                              (4)           (11)
      Allowance for loan losses                      (10,980)       (11,052)
    Net loans                                        773,647        768,767

    Premises and equipment, net                       14,473         14,719
    Bank-owned life insurance                         32,512         31,739
    Other assets                                       9,013          9,118
    TOTAL ASSETS                                  $1,170,727     $1,154,557

    Liabilities and Shareholders' Equity
    Deposits:
      Non-interest bearing                          $153,516       $148,498
      Interest bearing                               772,844        770,757
    Total deposits                                   926,360        919,255

    Short-term borrowings                             26,151         41,452
    Other liabilities                                 22,761         11,909
    ESOP debt                                          2,679          2,832
    Long-term debt                                    27,177         16,237
    Other interest bearing liabilities                   784            762
    TOTAL LIABILITIES                              1,005,912        992,447

    TOTAL SHAREHOLDERS' EQUITY                       164,815        162,110
    TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY   $ 1,170,727    $ 1,154,557